EXHIBIT   99.1









CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO SECTION 1350 OF CHAPTER 63
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                      OF TITLE 18 OF THE UNITED STATES CODE



I, Jonathan P. Ward, the chief executive officer of The ServiceMaster Company, certify that (i) the Quarterly Report on Form 10-Q for the quarter ended September 30, 2002, fully complies with requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of The ServiceMaster Company.








                                                            /s/ Jonathan P. Ward
                                                              Jonathan P. Ward
                                                              November 14, 2002